UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

November 15, 2006

Date of Report (Date of earliest event reported)

THE PNC FINANCIAL SERVICES GROUP, INC.

(Exact name of registrant as specified in its charter)

Commission File Number 001-09718

Pennsylvania	25-1435979
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One PNC Plaza

249 Fifth Avenue

Pittsburgh, Pennsylvania 15222-2707

(Address of principal executive offices, including zip code)

(412) 762-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: On November 21, 2006, The PNC Financial Services Group, Inc. (“PNC”) filed with the Securities and Exchange Commission a Current Report on Form 8-K to report that the Audit Committee of PNC’s Board of Directors had, on November 15, 2006, decided to select PricewaterhouseCoopers LLP (“PwC”) as PNC’s new independent registered public accounting firm for the year ending December 31, 2007. As previously reported, PwC will replace Deloitte & Touche LLP (“D&T”), PNC’s independent auditors for the 2006 audit, upon D&T’s completion of the 2006 audit. As of the date of the November 21, 2006 filing, D&T had not yet completed its procedures regarding PNC’s consolidated financial statements as of and for the year ended December 31, 2006, management’s assessment of and the effectiveness of our internal control over financial reporting as of December 31, 2006, and the 2006 Annual Report on Form 10-K in which such consolidated financial statements and such assessment would be included. Therefore, PNC’s Current Report on Form 8-K contained disclosures required by Item 4.01 of Form 8-K and Item 304(a) of Regulation S-K with respect to the years ended December 31, 2005 and 2004.

D&T has now completed its procedures and issued its reports relating to PNC’s consolidated financial statements as of and for the year ended December 31, 2006 and management’s assessment of and the effectiveness of our internal control over financial reporting as of December 31, 2006, and PNC has filed the 2006 Annual Report on Form 10-K in which such reports were included. PNC is filing this amendment to its November 21, 2006 Current Report on Form 8-K to provide disclosures required by Item 4.01 of Form 8-K and Item 304(a) of Regulation S-K with respect to the years ended December 31, 2006 and 2005 and to report the date that D&T’s engagement as PNC’s independent registered public accounting firm ceased.

Item 4.01	Changes in Registrant’s Certifying Accountant.

During 2006, the Audit Committee of the Board of Directors of The PNC Financial Services Group, Inc. undertook a process to consider the selection of independent auditors for the 2007 audit. This process included consideration of audit firms in addition to Deloitte & Touche LLP (“D&T”), which was the firm that the Audit Committee engaged to act as our independent auditor for the 2006 audit. Upon completion of this process, on November 15, 2006, the Audit Committee decided to select PricewaterhouseCoopers LLP (“PwC”) as our new independent registered public accounting firm for the year ending December 31, 2007.

D&T continued as our independent registered public accounting firm until completion of D&T’s procedures regarding our consolidated financial statements as of and for the year ending December 31, 2006, management’s assessment of and the effectiveness of our internal control over financial reporting as of December 31, 2006, and the 2006 Annual Report on Form 10-K in which such consolidated financial statements and such assessment were included. These procedures were completed on March 1, 2007, PNC filed its 2006 Annual Report on Form 10-K, and D&T’s engagement as PNC’s independent registered public accounting firm ceased effective after that date.

The reports of D&T on our consolidated financial statements as of and for the years ended December 31, 2006 and 2005 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2006 and 2005, and through March 1, 2007, there were no (a) disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to D&T’s satisfaction, would have caused D&T to make reference to the subject matter thereof in connection with its reports for such years, or (b) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

We provided D&T with a copy of the foregoing disclosures and requested from D&T a letter indicating it agrees with such disclosures. A copy of D&T’s letter dated March 7, 2007 is attached herewith as Exhibit 16.

During the years ended December 31, 2006 and 2005 and through March 1, 2007, we did not consult with PwC regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The exhibit listed on the Exhibit Index accompanying this Form 8-K/A is filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

THE PNC FINANCIAL SERVICES GROUP, INC.
(Registrant)

Date: March 7, 2007	By:	/s/ Samuel R. Patterson
Samuel R. Patterson
Controller

EXHIBIT INDEX

Number	Description	Method of Filing
16	Letter dated March 7, 2007 from Deloitte & Touche LLP	Filed herewith